UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2024

ENZO BIOCHEM, INC.

(Exact name of registrant as specified in its charter)

New York	001-09974	13-2866202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Executive Blvd.

Farmingdale, New York 11735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (631) 755-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2024, the Compensation Committee (the “Committee”) of the board of directors (the “Board”) of Enzo Biochem, Inc. (the “Company”) approved an employment agreement, effective as of June 3, 2024, with Patricia Eckert, Chief Financial Officer of the Company (the “CFO Agreement”).

Under the CFO Agreement, Ms. Eckert’s annual base salary increased from $275,000 to $300,000, effective as of June 3, 2024, and she is entitled to receive a sign-on equity grant (the “Equity Grant”) of options to purchase 100,000 shares of the Company’s common stock at an exercise price equal to $2.00 per share, subject to the terms and conditions of the Company’s 2011 Amended and Restated Incentive Plan. The options will have a five-year term and vest in equal annual installments over three years, commencing on the first anniversary of the grant date, provided Ms. Eckert remains employed in good standing on any such vesting date. In addition, Ms. Eckert remains eligible to receive (i) an annual discretionary bonus and (ii) an annual equity grant, as determined by the Board in its sole discretion. Ms. Eckert also remains eligible to receive reimbursement for reasonable business expenses and to participate in customary employment benefits.

The foregoing description of the CFO Agreement is not complete and is qualified in its entirety by reference to full text of the CFO Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement between Enzo Biochem, Inc. and Patricia Eckert, effective as of June 3, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

	By:	/s/ Patricia Eckert
	Name:	Patricia Eckert
	Title:	Chief Financial Officer
Date: July 25, 2024